UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2006

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into a Material Definitive Agreement.

Following is a description of compensation arrangements that were approved by the Executive Compensation Committee of the Board of Directors of Manpower Inc. (the “Company”) on February 14, 2006 for the Company’s “named executive officers” for purposes of the Company’s proxy statement for the 2006 annual meeting of shareholders.  Compensation arrangements for the Company’s Chief Executive Officer and Chief Financial Officer were ratified by the Board of Directors under the Company’s policy regarding the compensation of the Company’s executive officers.

2006 Base Salary Increases

The Committee approved an increase in the annual base salary of Barbara Beck, Executive Vice President and Managing Director of EMEA, and Jean-Pierre Lemonnier, Executive Vice President and Managing Director of French Operations, effective January 1, 2006.  The Committee did not change the base salaries of the other named executive officers.  The base salaries of the named executive officers for 2005 and 2006 are as follows:

Name	Year	Base Salary

Jeffrey A. Joerres Chairman, President and Chief Executive Officer	2006 2005	$1,000,000 1,000,000

Michael J. Van Handel Executive Vice President – Chief Financial Officer and Secretary	2006 2005	500,000 500,000

Barbara J. Beck Executive Vice President	2006 2005	420,000 400,000

Jean-Pierre Lemonnier Executive Vice President	2006 2005	405,000 375,000

Yoav Michaely Executive Vice President	2006 2005	430,000 430,000

Establishment of Award Opportunities Under 2002 Corporate Senior Management Incentive Plan

Mr. Joerres and Mr. Van Handel are eligible to receive annual incentive awards under the Company’s 2002 Corporate Senior Management Incentive Plan.  This annual incentive plan has two components.  Under the first component, a participant is entitled to receive a cash award for attaining earnings per share and economic profit goals for the year.  The Committee establishes earnings per share and economic profit goals and award opportunities for attaining these goals at the beginning of the year.  The second component of the annual incentive plan provides for the payment of a cash award each year based on a participant’s achievement of certain operating objectives for the year, as determined by the Committee.  The Committee establishes objectives and award opportunities for achieving the objectives at the beginning of the year.  Following the close of the year, the Committee determines whether the performance criteria have been achieved and, if so, the amount of the award earned.  The bonus is calculated based on actual performance as compared to the performance goals for each indicator.  The total bonus is equal to the sum of the amounts determined separately for each indicator.  The bonus payable to Mr. Joerres (as a percentage of his 2006 base salary) for 2006 based on achievement of threshold, target or outstanding performance goals under each performance criterion are as follows:

	Bonus as a Percentage of 2006 Base Salary
	Threshold	Target	Outstanding
EPS Goal	15%	60%	120%

Economic Profit Goal	15%	60%	120%
Operating Objectives	0%	30%	60%
Total	30%	150%	300%

The bonus payable to Mr. Van Handel (as a percentage of his 2006 base salary) for 2006 based on achievement of threshold, target or outstanding performance goals under each performance criterion are as follows:

	Bonus as a Percentage of 2006 Base Salary
	Threshold	Target	Outstanding
EPS Goal	10%	40%	80%

Economic Profit Goal	10%	40%	80%
Operating Objectives	0%	20%	40%
Total	20%	100%	200%

No cash award will be paid under a performance criterion for performance below threshold.

2002 Corporate Senior Management Incentive Plan Awards for 2005

The Committee approved cash awards to be paid for 2005 to Messrs. Joerres and Van Handel pursuant to the Plan.  The Company’s performance in 2005 exceeded the “target” earnings per share and economic profit performance goals established by the Committee for that period.  The Committee also approved cash awards to Messrs. Joerres and Van Handel for achievement of operating objective performance goals for 2005.  In total, Messrs. Joerres and Van Handel received the following cash awards under the Plan for 2005:

Participant	Bonus

Jeffrey A. Joerres	$1,625,000
Michael J. Van Handel	813,000

Bonus Awards to Other Named Executive Officers

The Committee approved the following bonuses for Ms. Beck, Mr. Lemonnier and Mr. Michaely for 2005 based on different bonus arrangements which are described below:

Bonus

Barbara J. Beck	$341,808 (1)
Jean-Pierre Lemonnier	$122,500 (2)
Yoav Michaely	$366,174 (3)

(1)

Ms. Beck’s bonus for 2005 was calculated based on performance indicators for the Company’s U.S. and Canadian operations and for the Company as a whole.  These indicators included adjusted operating unit profit (defined as operating unit profit, less a capital charge for outstanding accounts receivable) for the Company’s U.S. and Canadian operations, expense efficiency for the Company’s U.S. and Canadian operations, permanent recruitment revenue for the Company’s U.S. and Canadian operations, the Company’s earnings per share and operating objectives established by the Company’s chief executive officer.  Each indicator was weighted as determined by the Company’s chief executive officer.  The bonus was calculated based on actual performance as compared to performance goals for each indicator established by the Company’s chief executive officer.  The total bonus was equal to the sum of the amounts determined separately for each indicator.  No cash award was paid under a performance criterion for performance below threshold.  If the threshold goal had been met for each performance criterion, Ms. Beck would have received a bonus equal to 25% of her base salary.  If the outstanding goal for each component had been met or exceeded, Ms. Beck would have received a bonus equal to a maximum amount of 100% of her base salary.  In addition, Ms. Beck was eligible to receive a supplementary cash bonus of up to 20% of her base salary based upon the operating unit profit margin for the Company’s U.S. and Canadian operations.  The performance criteria and award opportunities for 2006 will be based on performance indicators for the Company’s EMEA operations and for the Company as a whole.  These indicators include adjusted operating unit profit (defined as operating unit profit less a capital charge for outstanding accounts receivable) for the Company’s EMEA operations, permanent recruitment revenue for the Company’s EMEA operations, expense efficiency for the Company’s EMEA operations, the Company’s earnings per share and operating objectives established by the Company’s chief executive officer.  Each indicator is weighted as determined by the Company’s chief executive officer.  The bonus will be calculated based on actual performance as compared to performance goals for each indicator established by the Company’s chief executive officer.  The total bonus will be equal to the sum of the amounts determined separately for each indicator.  No cash award will be paid under a performance criterion for performance below threshold.  If the threshold goal is met for each performance criterion, Ms. Beck will receive a bonus equal to 25% of her base salary.  If the outstanding goal for each component is met or exceeded, Ms. Beck will receive a bonus equal to a maximum amount of 150% of her base salary.

(2)

Mr. Lemonnier’s bonus for 2005 was calculated based on performance indicators for the Company’s France operations and for the Company as a whole.  These indicators included adjusted operating unit profit (defined as operating unit profit, less a capital charge) for the Company’s France operations, expense efficiency for the Company’s France operations, the Company’s earnings per share and operating objectives established by the Company’s chief executive officer.  Each indicator was weighted as determined by the Company’s chief executive officer.  The bonus was calculated based on actual performance as compared to performance goals for each indicator established each year by the Company’s chief executive officer.  The total bonus was equal to the sum of the amounts determined separately for each indicator.  No cash award was paid under a performance criterion for performance below threshold.  If the threshold goal had been met for each performance criterion, Mr. Lemonnier would have received a bonus equal to 25% of his base salary.  If the outstanding goal for each component had been met or exceeded, Mr. Lemonnier would have received a bonus equal to a maximum amount of 100% of his base salary.  In addition, Mr. Lemonnier was eligible to receive a supplementary cash bonus of up to 20% of his base salary based upon the operating unit profit margin for the Company’s France operations.  The performance criteria and award opportunities for 2006 will be determined on the same basis as 2005, except that his bonus as a percentage of his base salary will be 150% if the outstanding goal is met for each criterion and the supplementary cash bonus has been eliminated.

(3)

Mr. Michaely’s bonus for 2005 was calculated based on performance indicators for the Company’s EMEA operations and for the Company as a whole.  These indicators included adjusted operating unit profit for the Company’s EMEA operations (defined as operating unit profit, less a capital charge for outstanding accounts receivable), permanent recruitment revenue for the Company’s EMEA operations, expense efficiency for the Company’s EMEA operations, the Company’s earnings per share and operating objectives established by the Company’s chief executive officer.  Each indicator was weighted as determined by the Company’s chief executive officer.  The bonus was calculated based on actual performance as compared to performance goals for each indicator established by the Company’s chief executive officer.  The total bonus was equal to the sum of the amounts determined separately for each indicator.  No cash award was paid under a performance criterion for performance below threshold.  If the threshold goal had been met for each performance criterion, Mr. Michaely would have received a bonus equal to 25% of his base salary.  If the outstanding goal for each component had been met or exceeded, Mr. Michaely would have received a bonus equal to a maximum amount of 100% of his base salary.  In addition, Mr. Michaely was eligible to receive a supplementary cash bonus of up to 20% of his base salary based upon the operating unit profit margin for the Company’s EMEA operations.  Mr. Michaely’s bonus for 2006 will be calculated based on the Company’s economic profit and earnings per share and operating objectives established by the Company’s chief executive officer.  If the threshold goal is met for each performance criterion, Mr. Michaely will receive a bonus equal to 25% of his base salary.  If the outstanding goal for each component is met or exceeded, Mr. Michaely will receive a bonus equal to a maximum amount of 130% of his base salary.

Equity Compensation Overview

The Committee uses a blended approach to equity incentives, including the use of stock options, performance-based awards and career shares.  The Committee believes that this strategy is consistent with market practice, in line with the Committee’s compensation objectives and provides an effective performance and retention focus.

Grant of Stock Options Under 2003 Equity Incentive Plan

The Committee granted stock options to the named executive officers under the Company’s 2003 Equity Incentive Plan over the following number of shares:

Number of Shares (1)

Jeffrey A. Joerres	130,000
Michael J. Van Handel	45,000
Barbara J. Beck	25,000
Jean-Pierre Lemonnier	25,000
Yoav Michaely	20,000

(1)

The exercise price of the options is $52.78 per share, the fair market value of a share of Manpower common stock on the date of grant (February 14, 2006) as determined under the plan.  The options vest as to 25% of the shares covered by the option on each of the first, second, third and fourth anniversaries of the date of grant.  All or a portion of any unvested options will vest upon the death or disability of a participant or upon a "triggering event" (as defined in the 2003 Equity Incentive Plan).  In addition, options held by Messrs. Joerres and Van Handel will become fully vested in the event of a death, disability, an involuntary termination (other than for cause) or a voluntary termination for good reason.

Long Term Performance-Based Awards under 2003 Equity Incentive Plan

The Committee approved the following awards of performance share units under the 2003 Equity Incentive Plan and the related performance criteria and payout multiples:

	Awards Granted for the Performance Period Beginning January 2006
Name	Number of Shares, Units or Other Rights (1)	Performance or Other Period Until Maturity or Payout
Jeffrey A. Joerres	40,000	3 years

Michael J. Van Handel	17,000	3 years
Barbara J. Beck	10,000	3 years
Jean-Pierre Lemonnier	10,000	3 years
Yoav Michaely	7,500	3 years

________________

(1)

Units awarded represent share equivalents of the Company’s common stock.  The units are earned based on the Company’s average operating profit margin during the performance period as compared to predetermined performance goals.  The performance goals represent an improvement over 2005 operating profit margin.  The performance period is the three years commencing on January 1, 2006 and ending on December 31, 2008.  Additional units will not be credited to a participant’s account when dividends are paid on shares of the Company’s common stock.  Vesting of units occurs at the end of the three-year period except in the case of death or disability of the participant, termination of a participant’s employment due to retirement (in which case a prorated amount of the target award vests) or, following a “triggering event” or during a “protected period” (each as defined in the 2003 Equity Incentive Plan), an involuntary termination (other than for cause) or a voluntary termination for good reason (in which case the target award vests in full).  A payout multiple is applied to the units awarded to a participant based on the Company’s average operating profit margin during the performance period.  The threshold payout multiple is 25%, the target payout multiple is 100% and the maximum payout multiple is 175%.  No payout will be made for performance below threshold.  The resulting payout multiple is applied to the units awarded.  The awards are settled in shares of the Company’s common stock.  Before awards are settled, the Committee must certify the extent to which the performance criterion has been met.

Grant of Career Shares Under 2003 Equity Incentive Plan

The Committee granted 35,000 career shares to Mr. Joerres, 6,000 career shares to Mr. Van Handel and 5,000 career shares to Mr. Michaely.  These career shares are restricted shares of Company common stock granted under the Company’s 2003 Equity Incentive Plan.  These shares are intended to serve as a performance and retention incentive.  The shares vest in full on the sixth anniversary of date of the award, or February 14, 2012, except in the case of an involuntary termination (other than for cause) or a voluntary termination for good reason (where, in each case, a prorated amount of the shares vests) or upon the death, disability or retirement of the participant (where, in each case, the shares vest in full).

Awards under Performance-Based Deferred Compensation Plan

Mr. Joerres, Mr. Van Handel, Ms. Beck and Mr. Michaely participated in the Company’s Performance-Based Deferred Compensation Plan (the “Deferred Compensation Plan”).  Participants in the Deferred Compensation Plan earned deferred compensation based on achievement of annual earnings per share and economic profit performance goals.  The performance goals and award opportunities are established at the beginning of each year by the Committee.  The deferred compensation benefits earned by participants in each year were credited to participants’ accounts as of the end of the year.  In February 2006, the Deferred Compensation Plan was frozen such that the awards granted in 2004 and 2005 will continue to vest and will be distributed in accordance with the terms of the Deferred Compensation Plan, but that no further awards will be granted under the Deferred Compensation Plan.  Participants’ accounts balances will continue to be credited with an indexed rate of return, as determined from time to time by the Committee.  The current rate of return is equal to the effective yield on ten year Treasury notes, plus 100 basis points.  A participant’s account vests when the participant has attained age 50 and completed 15 years of service or, alternatively, when the participant has attained age 62.  In addition, if the employment of a participant is terminated because of his or her death or disability, the participant’s account balance becomes immediately vested.  Account balances also vest upon a change of control of the Company.  A participant’s vested account balance becomes distributable upon the retirement, death or disability of the participant.

The Committee approved deferred compensation to be credited to the accounts of the participants in the Deferred Compensation Plan for 2005.  The Company’s performance in 2005 exceeded the “target” earnings per share and economic profit performance goals established by the Committee for that period.  As a result, the accounts of Mr. Joerres, Mr. Van Handel, Ms. Beck and Mr. Michaely under the Deferred Compensation Plan were credited with the following amounts, which include interest credited on the beginning of year balances:

Participant	Deferred Compensation Award

Jeffrey A. Joerres	$453,190
Michael J. Van Handel	227,638
Barbara J. Beck	182,162
Yoav Michaely	166,725

Item 9.01

Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement.
10.2	Form of Performance Share Unit Agreement.
10.3	Form of Nonstatutory Stock Option Agreement (For CEO/CFO)
10.4	Form of Nonstatutory Stock Option Agreement (For Executive Officers, other than CEO/CFO)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2006	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President – Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Description

10.1

Form of Restricted Stock Agreement.

10.2

Form of Performance Share Unit Agreement.

10.3

Form of Nonstatutory Stock Option Agreement (For CEO/CFO)

10.4

Form of Nonstatutory Stock Option Agreement (For Executive Officers, other than CEO/CFO)